SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 20, 2003


                          ANGELCITI ENTERTAINMENT, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                           000-30213           52-2043569
-----------------------------          ---------------        ----------
(State or other jurisdiction           (Commission           (IRS  Employer
   of incorporation)                    File Number)        Identification  No.)


             9000 SHERIDAN STREET, SUITE 7, PEMBROKE PINES, FL 33024
             -------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (602) 321-0032

    IChance International, Inc., 14354 N. Frank Lloyd Wright Blvd., Suite 4,
                              Scottsdale, AZ 85260.
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

This filing is an amendment to the 8K filing made by AngelCiti entertainment on January 29, 2003, to include the audited financials of Worldwide Management, SA, which was acquired by AngelCiti pursuant to a transaction that closed on January 20, 2003. The audited financials of Worldwide Management, SA are included herein as an Exhibit to this filing.

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANGELCITI ENTERTAINMENT, INC.
                                        (Registrant)




Date: January 29, 2003            /s/ George Guttierez
                                  -----------------------
                                      George Guttierez

                           Worldwide Management, S.A.
                       (D/B/A Worldwide Capital Holdings)

                              Financial Statements

                                December 31, 2002

                           Worldwide Management, S.A.
                       (D/B/A Worldwide Capital Holdings)

                                    Contents
                                    --------


                                                                        Page(s)
                                                                      ----------
Independent Auditor's Report                                             F-1

Balance Sheet                                                            F-2

Statement of Operations                                                  F-3

Statement of Stockholders' Deficiency                                    F-4

Statement of Cash Flows                                                  F-5

Notes to Financial Statements                                         F-6 - F-17

                          Independent Auditors' Report
                          ----------------------------


To the Board of Directors of:
Worldwide Management, S.A.
(D/B/A Worldwide Capital Holdings)

We have audited the accompanying balance sheet of Worldwide Management, S.A. (D/B/A Worldwide Capital Holdings) as of December 31, 2002 and the related statements of operations, changes in stockholder's deficiency and cash flows for the period from May 2, 2002 (inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Worldwide Management, S.A. (D/B/A Worldwide Capital Holdings) as of December 31, 2002, and results of its operations and its cash flows for the period from May 2, 2002 (inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company's net loss in 2002 of $402,909, a working capital deficiency of $391,935 at December 31, 2002, an accumulated deficit $402,909 at December 31, 2002, and cash used in operations at December 31, 2002 of $241,306, raises substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note
12. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




SALBERG & COMPANY, P.A.
Boca Raton, Florida
March 19, 2003

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                                  BALANCE SHEET
                                DECEMBER 31, 2002
                                -----------------


                                     ASSETS
                                     ------

CURRENT ASSETS
Cash                                                                  $  16,728
Accounts receivable, net                                                  5,075
                                                                      ---------
TOTAL CURRENT ASSETS                                                     21,803
                                                                      ---------

OTHER ASSETS
Software license, net                                                    15,026
                                                                      ---------
TOTAL OTHER ASSETS                                                       15,026
                                                                      ---------

TOTAL ASSETS                                                          $  36,829
                                                                      =========


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------

CURRENT LIABILITIES
Accounts payable                                                      $     350
Accrued royalty payable                                                  31,233
Loan payable, parent                                                     48,423
Loan payable                                                            273,641
Customer deposits and payouts due                                        52,534
Payroll taxes payable                                                     7,557
                                                                      ---------

TOTAL CURRENT LIABILITIES                                               413,738
                                                                      ---------

STOCKHOLDERS' DEFICIENCY
Common stock, $0.01 par value, 10,000 shares authorized,
   10,000 shares issued and outstanding                                     100
Additional paid-in capital                                              323,400
Accumulated deficit                                                    (402,909)
                                                                      ---------
                                                                        (79,409)
Less: deferred consulting expenses                                     (297,500)
                                                                      ---------
TOTAL STOCKHOLDERS' DEFICIENCY                                         (376,909)
                                                                      ---------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                        $  36,829
                                                                      =========

           See accompanying notes to consolidated financial statements

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                             STATEMENT OF OPERATIONS
                  FOR THE PERIOD FROM MAY 2, 2002(INCEPTION) TO
                                DECEMBER 31, 2002
                                -----------------



CASINO REVENUES                                                       $ 474,098
                                                                      ---------

OPERATING EXPENSES
Amortization                                                             75,004
Bad debt                                                                164,342
Affiliated commission                                                    94,024
Royalty fee                                                              84,756
Rent                                                                     47,084
Payroll                                                                 214,083
General and administrative                                              247,824
                                                                      ---------
TOTAL OPERATING EXPENSES                                                927,117
                                                                      ---------

LOSS FROM OPERATIONS                                                   (453,019)
                                                                      ---------

OTHER INCOME (EXPENSE)
Other income                                                             52,428
Other expense                                                            (2,318)
                                                                      ---------
TOTAL OTHER INCOME, NET                                                  50,110
                                                                      ---------

NET LOSS                                                              $(402,909)
                                                                      =========

Net loss per share - basic and diluted                                $  (40.29)
                                                                      =========

Weighted average number of shares outstanding during
  the year - basic and diluted                                           10,000
                                                                      =========

           See accompanying notes to consolidated financial statements

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER DEFICIENCY
           -----------------------------------------------------------


                                                           Additional                   Deferred
                                    Common Stock            Paid-in     Accumulated    Consulting
                                 Shares       Amount        Capital       Deficit       Expenses        Total
                               ---------     ---------     ---------     ---------      ---------      ---------
Investment from parent            10,000     $     100     $   9,900     $      --      $      --      $  10,000

Contributed capital                   --            --        16,000            --             --         16,000

Deferred license fees                 --            --       297,500            --       (297,500)            --

Net loss, 2002                        --            --            --      (402,909)            --       (402,909)
                               ---------     ---------     ---------     ---------      ---------      ---------

BALANCE, DECEMBER 31, 2002        10,000     $     100     $ 323,400     $(402,909)     $(297,500)     $(376,909)
                               =========     =========     =========     =========      =========      =========


                 See accompanying notes to financial statements

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                             STATEMENT OF CASH FLOWS
                 FOR THE PERIOD FROM MAY 2, 2002 (INCEPTION) TO
                                DECEMBER 31, 2002
                                -----------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                        $(402,909)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization                                                                       75,004
Bad debt expense                                                                  164,342
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable, net                                                         (169,417)
Increase (decrease) in:
Accounts payable and accrued liabilities                                           91,674
                                                                                ---------
NET CASH USED IN OPERATING ACTIVITIES                                            (241,306)
                                                                                ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of software license                                                      (90,030)
                                                                                ---------
NET CASH USED IN INVESTING ACTIVITIES                                             (90,030)
                                                                                ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock                                             10,000
Contributed capital                                                                16,000
Proceeds from loan payable                                                        273,641
Proceeds from loan payable, parent                                                 48,423
                                                                                ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                         348,064
                                                                                ---------

Net Increase in Cash                                                               16,728

Cash and Cash Equivalents at Beginning of Period                                       --
                                                                                ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $  16,728
                                                                                =========

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
-----------------------------------------------------------------------

Cash paid for:
                 Interest                                                       $      --
                                                                                =========

                 Income taxes                                                   $      --
                                                                                =========


During the year ended December 31, 2002, the Company recorded $297,500 in deferred consulting expense in connection with certain options granted to the software licensor. (See Note 10)

                 See accompanying notes to financial statements

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------


NOTE 1   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------------------------------------------

         (A) NATURE OF OPERATIONS

         Worldwide Management S.A. D/B/A Worldwide Capital Holdings ("the Company"), was incorporated in Costa Rica, and acquired by Omega Ventures, Inc. in January 2002. The transaction was accounted for as a recapitalization since the Company was a newly formed corporation with no operating business and nominal assets. On January 20, 2003, the Company was acquired by AngelCiti Entertainment, Inc. (F/K/A iChance International, Inc.) (See Note 13). Worldwide Management S.A., (D/B/A Worldwide Capital Holdings) herein after will be collectively referred to as the "Company."

         The Company offers software-based games of chance and sports wagering facilities on a worldwide basis through the Internet. The Company uses state-of-the-art casino gaming software under a license arrangement with a casino software development company (see Notes 3 and 10). The Company launched its internet gaming operations on May 2, 2002. There are significant legislative risks and uncertainties regarding on-line gaming operations (see Note 4).

         (B) USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (C) CASH AND CASH EQUIVALENTS

         For purposes of the cash flow statement, the Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

         (D) CONCENTRATION OF CREDIT RISK

         The Company maintains its cash in bank deposit accounts, which, at times, exceed federally insured limits. As of December 31, 2002, the Company did not have any deposits in excess of federally insured limits. The Company has not experienced any losses in such accounts through December 31, 2002.

         (E) INTANGIBLE ASSET

         Intangibles are carried at cost less accumulated amortization. The cost of other identified intangibles is the Software License. The asset is being amortized on a straight-line basis over one year. (See Note 3)

         (F) LONG-LIVED ASSETS

         The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the fair market value of the long-lived assets is less than the carrying amount, their carrying amounts is reduced to fair value and an impairment loss is recognized.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------


         (G) STOCK-BASED COMPENSATION

         The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" and SFAS No. 148, "Accounting for Stock Based Compensation - Transition and Disclosure," which permits entities to provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

         The Company accounts for stock options issued to non-employees for goods or services in accordance with SFAS 123.

         (H) REVENUE RECOGNITION

         Casino revenue is the net win from complete gaming activities, which is the difference between gaming wins and losses. Additionally, the values of promotional bonus dollars provided to customers are netted with revenues.

         The total amount wagered ("handle") was $25,991,878 for the year ended December 31, 2002. The relationship of casino revenue to handle ("hold percentage") was 1.82% for the year ended December 31, 2002.

         (I) ADVERTISING

         In accordance with Accounting Standards Executive Committee Statement of Position 93-7, ("SOP 93-7") costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred. Advertising expense for the year ended December 31, 2002 was $31,067.

         (J) INCOME TAXES

         The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period, which includes the enactment date.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------

         (K) EARNINGS PER SHARE

         In accordance with, Statement of Financial Accounting Standards No. 128 "Earnings per Share", basic earnings per share is computed by dividing the net income less preferred dividends for the period by the weighted average number of common shares outstanding. Diluted earnings per share is computed by dividing net income less preferred dividends by the weighted average number of common shares outstanding including the effect of common stock equivalents. Common stock equivalents, consisting of stock options and warrants, have not been included in the calculation, as their effect is antidilutive for the periods presented.

         (L) FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

         The carrying amounts of the Company's short-term financial instruments, including accounts receivable, accounts payable, accrued royalty payable, loan payable - parent, and loan payable approximate fair value due to the relatively short period to maturity for these instruments.

         (M) RECENT ACCOUNTING PRONOUNCEMENTS

         The Financial Accounting Standards Board has recently issued several new accounting pronouncements, which may apply, to the Company.

         Statement No. 141 "Business Combinations" establishes revised standards for accounting for business combinations. Specifically, the statement eliminates the pooling method, provides new guidance for recognizing intangible assets arising in a business combination, and calls for disclosure of considerably more information about a business combination. This statement is effective for business combinations initiated on or after July 1, 2001. The adoption of this pronouncement on July 1, 2001 did not have a material effect on the Company's financial position, results of operations or liquidity.

         Statement No. 142 "Goodwill and Other Intangible Assets" provides new guidance concerning the accounting for the acquisition of intangibles, except those acquired in a business combination, which is subject to SFAS 141, and the manner in which intangibles and goodwill should be accounted for subsequent to their initial recognition. Generally, intangible assets with indefinite lives, and goodwill, are no longer amortized; they are carried at lower of cost or market and subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no stipulated maximum, and an impairment test is performed only when a triggering event occurs. This statement is effective for all fiscal years beginning after December 15, 2001. The adoption of this pronouncement on January 1, 2002 did not have a material effect on the Company's financial position, results of operations or liquidity.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------

         In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." The standard requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. The standard is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 is not expected to have a material impact on the Company's financial position, results of operations, or liquidity.

         Statement No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" supercedes Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of Operations," pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, Disclosures about Segments of an Enterprise and Related Information. SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. This statement is effective for all fiscal years beginning after December 15, 2001. The adoption of this pronouncement on January 1, 2002 did not have a material effect on the Company's financial position, results of operations or liquidity.

         Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections," ("SFAS 145") updates, clarifies, and simplifies existing accounting pronouncements. Statement No. 145 rescinds Statement 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses. Statement 64 amended Statement 4, and is no longer necessary because Statement 4 has been rescinded. Statement 44 was issued to establish accounting requirements for the effects of transition to the provisions of the motor Carrier Act of 1980. Because the transition has been completed, Statement 44 is no longer necessary. Statement 145 amends Statement 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. This amendment is consistent with FASB's goal requiring similar accounting treatment for transactions that have similar economic effects. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of SFAS 145 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------

         Statement No. 146, "Accounting for Exit or Disposal Activities" ("SFAS 146") addresses the recognition, measurement, and reporting of cost that are associated with exit and disposal activities that are currently accounted for pursuant to the guidelines set forth in EITF 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (including Certain Cost Incurred in a Restructuring)," cost related to terminating a contract that is not a capital lease and one-time benefit arrangements received by employees who are involuntarily terminated - nullifying the guidance under EITF 94-3. Under SFAS 146, the cost associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the Company committed to the exit plan. This statement is effective for exit or disposal activities initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

         Statement No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure", amends FASB Statement No. 123, "Accounting for Stock-Based Compensation." In response to a growing number of companies announcing plans to record expenses for the fair value of stock options, Statement 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, Statement 148 amends the disclosure requirements of Statement 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. The Statement also improves the timeliness of those disclosures by requiring that this information be included in interim as well as annual financial statements. In the past, companies were required to make pro forma disclosures only in annual financial statements. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Company adopted the disclosure provisions of Statement 148 for the year ended December 31, 2002, but will continue to use the method under APB 25 in accounting for stock options. The adoption of the disclosure provisions of Statement 148 did not have a material impact on the Company's financial position, results of operations or liquidity.

NOTE 2   ACCOUNTS RECEIVABLE AND ALLOWANCE FOR CHARGEBACKS
----------------------------------------------------------

The Company records accounts receivable from its credit card processors. The processors holdback a stipulated percentage of amounts due to the Company based on their historical chargeback experience for the industry. The holdback reserve is maintained by the processors on a rolling basis with funds generally released after six months. Reserves range from 7% to 10% of charges based on the chargeback experience of the gaming industry. Since the gaming industry as a whole has experienced a high percentage of chargebacks for customer accounts, and the holdback reserve is based on historical experience of the merchant banks, the Company has reserved 100% of its holdback accounts receivable as of December 31, 2002.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------

During the year ended December 31, 2002, the Company recorded a bad debt expense for the holdback of $113,095.

Accounts receivable at December 31, 2002 was as follows:

          Accounts receivable                       $  118,170
          Allowance for chargebacks                   (113,095)
                                                    ----------
          ACCOUNTS RECEIVABLE, NET                  $    5,075
                                                    ==========

Bad debt expense relating to other uncollectible receivables written off was $51,247 for the year ended December 31, 2002. The total bad debt expense for 2002 was $164,342.

NOTE 3   SOFTWARE LICENSE
-------------------------

         (A) TERM AND PAYMENT

         On February 26, 2002, the Company entered into a software license agreement (the "Agreement") for online gaming casino software. Under the terms of the Agreement, the license will remain in effect for a period of one year and automatically renew for successive one year periods as stipulated in the Agreement. The initial one-time software fee is $90,030 payable on a stipulated schedule. As of December 31, 2002, the Company had paid $90,000 and a miscellaneous $30 fee to the software licensor.

         Software License at December 31, 2002 consisted of the following:

         Software License                           $   90,030
         Less accumulated amortization                 (75,004)
                                                    ----------
         SOFTWARE LICENSE, NET                      $   15,026
                                                    ==========

         Amortization expense is recognized over the initial one-year contract period and was $75,004 for the year ended December 31, 2002.

         The estimated aggregate amortization expense for each of the five succeeding fiscal years is as follows:

          2003                                       $  15,026
          Thereafter                                        --
                                                     ---------
                                                     $  15,026
                                                     =========

         (B) MONTHLY ROYALTY PERCENTAGE

         Based on the previous month's adjusted monthly net win, the Company will be subject to a payment equivalent to a percentage of the adjusted monthly net win payable to the software licensor, as stipulated in the Agreement. As of December 31, 2002, the Company accrued $31,233 as a royalty payable.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------

         (C) COMMITMENT FOR MINIMUM ROYALTY PAYMENT

         Commencing after a six month grace period for "ramp-up" from "live" date, the Company is committed to a minimum royalty payment of $10,000 per month for months seven through twelve. Should the software license be renewed as previously discussed, the Company will be committed under the same terms as currently in force. This minimum royalty payment commences in November 2002. During the year ended December 31, 2002, the Company paid $84,756 in related royalty fees.

         (D) STOCK OPTIONS

         Under the terms of the agreement, the Company's parent has granted an option to purchase 450,000 shares of the parent's common stock to the software licensor. The exercise price is the lower of (a) $.30 per share or (b) the lowest share price granted or issued to any other party following the date of the signed agreement for the software purchase. These options will vest on the earlier of the closing of the Company's initial public offering or change in control of the Company. In connection with SFAS No. 123 and due to the inability to estimate the fair market value of the options since certain terms are contingent on future events, the Company has used the intrinsic value method to estimate the fair value of the options granted. The following assumptions were used:

         Fair value based on recent cash offerings              $     0.50
         Exercise price (lower of (a) or (b) above)                   0.30
                                                                ----------
         Differential                                           $     0.20

         Total Shares                                              450,000
                                                                ----------
         Fair value                                             $   90,000
                                                                ==========

         The Company's parent has also granted an option to purchase $415,000 worth of common stock to the software licensor. The exercise price is the lower of 50% of (a) the closing price on the date which the Company undergoes an initial public offering or (b) such closing price on each vesting date, with one-third of such options vesting each on the 6th , 12th and 18th months following such initial public offering.

         According to EITF 96-18, the measurement date (February 26, 2002) is determined to be the date in which the software was delivered for use. Since the terms of this stock purchase indicate a performance commitment (future initial public offering), the fair value method can not be used to value the stock options granted because of the uncertainty of the exercise price. In connection with SFAS No. 123, the Company has used the intrinsic value method to estimate the fair value of the options granted. The following assumptions were used:

         Total value of common stock                                $  415,000
         Divided by the fair value based on recent cash offering          0.50
                                                                    ----------
         Equivalent shares                                             830,000
                                                                    ----------
         Fair value based on recent cash offering                   $     0.50
         Exercise price (lower of (a) or (b) above)                       0.25
                                                                    ----------
         Differential                                                     0.25

         Total shares                                                  830,000
                                                                    ----------

         Fair value                                                 $  207,500
                                                                    ==========

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------

         As a result of the above transactions, the company has recorded $297,500 of deferred consulting expenses and additional paid-in capital of $297,500, since the parent's Board has resolved that, the value of these options should be considered capital contributed to Worldwide. As of December 31, 2002, the Company has not recognized any compensation expense due to the performance commitment. (See Note 7)

NOTE 4   CONTINGENCIES
----------------------

         Online casino operations are subject to applicable laws in the jurisdictions in which they offer services. While some jurisdictions have attempted to restrict or prohibit Internet gaming, other jurisdictions, such as several Caribbean countries, Australia and certain Native American territories, have taken the position that Internet gaming is legal and/or have adopted or are in the process of reviewing legislation to regulate Internet gaming in such jurisdictions. As companies and consumers involved in Internet gaming are located around the globe, there is uncertainty regarding exactly which government has jurisdiction or authority to regulate or legislate with respect to various aspects of the industry. Furthermore, it may be difficult to identify of differentiate gaming-related transactions from other Internet activities and link those transmissions to specific users, in turn making enforcement of legislation aimed at restricting Internet gaming activities difficult. The uncertainty surrounding the regulation of Internet gaming could have a material adverse effect on our business, revenues, operating results and financial condition.

         On March 8, 2001, the government of the United Kingdom ("UK") announced that effective January 1, 2001, the current 6.75% "betting duty" that it passed onto a player, and 9% "total betting duty" would be eliminated. The UK government believed that this tax reform was necessary for UK companies to compete with the offshore market, which already offered bettors "duty free" gambling, and to help regulate the UK bookmaking industry. The reform was also intended to bring home major UK bookmakers who had fled to offshore tax havens such as Gibraltar, Malta, Antigua and Alderney. As a result of this legislation, a UK government issued "Bookmakers Permit" was required to accept wagers and UK based bookmakers could now operate Internet bookmaking websites without collecting the betting duty. These reforms are expected to make the UK a significant hub of gaming. It is anticipated that their official entry into online gaming could put pressure on the United States and other governments towards regulating the industry.

         In the future, governments in the United States or other jurisdictions may adopt legislation that restricts or prohibits Internet gambling. After similar bills failed to pass in 1998, the United States Senate passed a bill intended to prohibit and criminalize Internet gambling (other than certain state regulated industries) in November 1999. A similar bill failed to pass the House of Representatives. In 2002, Senator Goodlatte sponsored a bill to prohibit online gambling, which once again did not pass through Congress. No assurance can be given that such a bill will not ultimately be enacted and become law. In addition, current U.S. federal and state laws could be construed to prohibit or restrict online gaming and there is a risk that governmental authorities could view online casinos as having violated such laws. Several state Attorneys General and court decisions have upheld the applicability of state anti-gambling laws to Internet casino companies. Accordingly, there is a risk that criminal or civil proceedings could be initiated in the United States or other jurisdictions against online casinos and/or their employees, and such proceedings could involve substantial litigation expense, penalties, fines, diversion of the attention of key executives, injunctions or other prohibitions being invoked against online casinos and/or their employees. Such proceedings could have a material adverse effect on AngelCiti's business, revenues, operating results and financial condition and the business, revenues, operating results and financial condition of those entities that do business with Angelciti and us. In addition, as electronic commerce further develops, it too may be the subject of government regulation. Current laws, which pre-date or are incompatible with Internet electronic commerce may be enforced in a manner that restricts the electronic commerce markets. Any such developments could have a material adverse effect on our business, revenues, operating results and financial condition. AngelCiti intends to minimize these potential legal risks by continuing to conduct its Internet business from offshore locations that permit online gaming and by increasing its marketing efforts in Asia and other foreign jurisdictions. There is no assurance, however, that these efforts will be successful in mitigating the substantial legal risks and uncertainties associated with the Internet gaming business.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------


         AngelCiti, through Worldwide, its wholly owned subsidiary, is an administrator of online casinos and sub-licensor of online gaming software. It does not own online casinos. Its management does not believe that its operations are directly subject to Costa Rican or other regulations or laws governing the online gaming industry. However, given Worldwide's business relationship with customers who do own such online casinos, no assurance can be given that the Costa Rican government or any other jurisdiction will not take the position that we, AngelCiti, and/or Worldwide are subject to their regulations governing online gaming operations. Worldwide's sole customer owns online casinos that are subject to the laws of Costa Rica, where recently enacted legislation now requires gaming licenses as a condition of conducting business. Licensing fees are currently imposed on a one-time basis but renewals may be required on an annual or other basis in the future. In any event, the newly enacted licensing requirements in Costa Rica now represent a significant increase in the cost of doing business.

         Although management of AngelCiti believes that the operations of Worldwide do not require a gaming license, both Worldwide and its sole customer currently operate their respective businesses under the gaming license of Commercial LT Baroda, SA ("Baroda"), pursuant to the terms of Worldwide's Sublease and Service Agreement with Baroda, as amended. To the extent that the Costa Rican government determines that a gaming license is required for Worldwide to conduct its business, no assurance can be given that the Costa Rican government will permit Worldwide and/or its sole customer to operate their respective businesses under Baroda's gaming license. In such event, Worldwide and/or its sole customer may each be required to obtain a gaming license as a condition of doing business in Costa Rica. Such a requirement could have a material adverse effect on our business, the business of Angelciti, Worldwide and Worldwide's sole customer, and could result in the termination of the current operations of each of the aforementioned companies.

NOTE 5   LOANS PAYABLE
----------------------

         (A) LOAN PAYABLE, PARENT

         During the year ended December 31, 2002, the Company's parent advanced a net $48,423 to meet working capital requirements. The loan is non-interest bearing, unsecured, and due on demand. (See Note 8)

         (B) LOAN PAYABLE

         During the year ended December 31, 2002, the Company's landlord paid $273,641 of corporate expenses on behalf of the Company. The loan is non-interest bearing, unsecured and due on demand.

NOTE 6   CUSTOMER DEPOSITS AND PAYOUTS DUE
------------------------------------------

         (A) CUSTOMER DEPOSITS

         During the year ended December 31, 2002, the Company received funds from its online casino players to be used for online gaming activities. These deposits fluctuate due to individuals depositing their opening balances to be used for gaming activities and the result of net house wins and losses against these balances. These balances remain current liabilities of the Company until they are classified as payouts due (see Note 6(B)) or recognized as earned revenues (see Note 1(K)). At December 31, 2002, the Company had customer deposits on hand of $46,694.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------

         (B) PAYOUTS DUE

         During the year ended December 31, 2002, the Company received requests from its online casino players to refund their outstanding casino account balance. Such requests remain as current liabilities of the Company until funds are transferred back to the Casino player (see Note 6(A)). At December 31, 2002, the Company had payouts due on hand of $5,840.

NOTE 7   STOCKHOLDERS' DEFICIENCY
---------------------------------

During April 2002, a principal stockholder contributed $16,000. (See Note 8)

In May 2002, the Company issued 10,000 shares of common stock to it's then new parent for aggregate proceeds of $10,000.

During June 2002, the Company recorded $297,500 in deferred consulting expenses in connection with certain options granted to the software licensor. (See Note 3(D))

NOTE 8   RELATED PARTY TRANSACTIONS
-----------------------------------

During the year ended December 31, 2002, the Company's parent advanced a net $48,423 to meet working capital requirements. (See Note 5(A)).

During the year ended December 31, 2002, rent expense paid by the Company to its landlord, a principal stockholder, totaled $47,084. The term of the agreement is from January 1, 2002 to December 31, 2003. (See Note 13)

During April 2002, a principal stockholder contributed $16,000. (See Note 7)

NOTE 9   INCOME TAX
-------------------

The Company's tax expense differs from the "expected" tax expense for the period from May 2, 2002 (inception) to December 31, 2002 (computed by applying the Federal Corporate tax rate of 34% to loss before taxes), as follows:

                                                                    2002
                                                                 ----------
Computed "expected" tax expense (benefit)                        $ (136,989)
Change in valuation allowance                                       136,989
                                                                 ----------
                                                                 $       --
                                                                 ==========

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, 2002 are as follows:

                                                                      2002
                                                                  -----------
Deferred tax assets:
Bad debts                                                         $    55,876
Net operating loss carryforward                                        81,113
                                                                  -----------
Total gross deferred tax assets                                       136,989
Less valuation allowance                                             (136,989)
                                                                  -----------
Net deferred tax assets                                           $        --
                                                                  ===========

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------


The Company has a net operating loss carryforward of approximately $403,000 available to offset future taxable income through 2022.

The valuation allowance at May 2, 2002 (inception) was zero. The net change in valuation allowance for the year ended December 31, 2002 was an increase of $136,989.

NOTE 10  SOFTWARE CONCENTRATION
-------------------------------

The Company depends solely on its licensed software for its on-line gaming casino. Any loss of the license or use of this software could have an adverse material effect on the operations of the Company.

NOTE 11  SOFTWARE LICENSE
-------------------------

On November 7, 2002, the Company entered into a non-exclusive software license agreement with an unrelated third party corporation. Under the terms of the agreement, the Company will be afforded the opportunity to become a licensee of internet gaming software for a period of three years from the effective date with automatic one year renewal periods. The Company will also be obligated to pay an initial fee and monthly licensing fees as stipulated in the agreement. As of December 31, 2002, and through the date of the accompanying audit report, the Company has not used this license for its operations. As a result, none of the stipulated fees are due and payable.

NOTE 12  GOING CONCERN
----------------------

As reflected in the accompanying financial statements, the Company has a net loss in 2002 of $402,909, a working capital deficiency of $391,935 and accumulated deficit of $402,909 at December 31, 2002 and net cash used in operations of $241,306 for the year ended December 31, 2002. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and generate further revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company has been recapitalized on January 20, 2003 as a publicly traded entity and is seeking funding. (See note 13) Management believes that the actions presently being taken to obtain additional funding and implement its business plan provide the opportunity for the Company to continue as a going concern.

NOTE 13  SUBSEQUENT EVENTS
--------------------------

On January 20, 2003, the Company's parent closed a deal to exchange 100% of the stock owned by that parent in Worldwide Management, SA, the Company's wholly-owned subsidiary, for 21,000,000 shares of AngelCiti Entertainment, Inc. (F/K/A iChance International, Inc.) ("AngelCiti"), completing a Share Exchange Agreement entered into between the two companies on November 7, 2002. The Company is now a wholly owned subsidiary of AngelCiti.

                           WORLDWIDE MANAGEMENT, S.A.
                       (D/B/A WORLDWIDE CAPITAL HOLDINGS)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                -----------------


On January 20, 2003 ("effective date"), AngelCiti Entertainment, Inc. f/k/a iChance International, Inc. and Worldwide Management, S.A. d/b/a Worldwide Capital Holdings ("Worldwide") entered into a bill of sale and agreement with Equivest Opportunity Fund, Inc. ("Equivest") to administer online casinos using Worldwide's licensed software. Under the terms of the agreement, Equivest will pay the Company a fee equal to the costs of all expenses associated with all of the operations of the software and marketing of the Company's website and URL, plus 95% of the net proceeds derived from the operations of the software. In exchange, Equivest will receive any and all rights, title, and interest in various URL addresses as fully described in the agreement. As a result of the agreement, the Company has an economic concentration with Equivest as substantially all of the Company's revenues are derived from the direct result of Equivest's operations. Due to the concentration, the entity is vulnerable to a potential severe impact in the near-term. Severe impact is defined as the effect of disrupting the normal functioning of the entity. As of the date of the accompanying audit report, there have been no events that have adversely effected the operations of the Company. The term of the agreement is for three years from the effective date and terminates on January 19, 2006. The agreement shall automatically renew for one year periods on each anniversary of the effective date unless proper notification for non-renewal is properly made.

On January 20, 2003, the Company entered into a commercial sublease and services agreement with its landlord for the term commencing February 1, 2003 and terminating January 31, 2004. Under the terms of the agreement, Worldwide will pay approximately $419,000 in fees that cover; lease rental, phone service, internet services, and employment service usage. On March 24, 2003, the agreement was amended to cover any and all fees associated with gaming licenses required to be operational in Costa Rica. (See Note 8)